Exhibit 10.35

AMENDMENT NO. 1 TO LOAN DOCUMENTS

Quality Gold, Inc., an Ohio corporation (“QGI”), MTM, Inc., a Delaware corporation (“MTM”), Gold Limited Liability Company, a California limited liability company (“Gold”), LogoArt LLC, a Kentucky limited liability company (“Logo”) (QGI, MTM, Gold, Logo, collectively, the “Borrowers”, and each individually, a “Borrower”), and PNC Bank, National Association (“Lender”) agree as follows effective as of October 1, 2019 (the “Effective Date”):

1.	Recitals.

1.1	As of December 20, 2018, Borrowers and Lender entered into a Revolving Credit, Term Loan and Security Agreement (as amended, extended, modified, or restated, the “Credit Agreement”) pursuant to which Borrowers executed and delivered to Lender certain Other Documents, including a Revolving Credit Note dated as of even date with the Credit Agreement (the “Revolving Credit Note”). Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Credit Agreement, as amended. The Credit Agreement, the Other Documents, and all related loan and/or security documents related thereto are referred to herein as the “Loan Documents”.

1.2	The Loan Documents are amended as set forth in this Amendment No. 1 to Loan Documents (this “Amendment”).

2.	Amendments.

2.1	The definition of Maximum Revolving Advance Amount set forth in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“Maximum Revolving Advance Amount” shall mean $50,000,000 through and including February 28, 2020, and $40,000,000 at all times thereafter.

2.2	The definition of Revolving Note Maturity Date set forth in Section 1.2 of the Credit Agreement is hereby amended and restated by the following:

“Revolving Note Maturity Date” shall mean September 30, 2020.

2.3	The maximum principal amount set forth in the third paragraph of the Revolving Credit Note is hereby amended from FORTY MILLION DOLLARS ($40,000,000) to FIFTY MILLION DOLLARS ($50,000,000). The reference to the $40,000,000 principal amount of the Revolving Credit Note on the top of the first page thereof is hereby amended from $40,000,000 to $50,000,000.

3.	Representations, Warranties and Covenants. To induce Lender to enter into this Amendment, each Borrower represents, warrants, and covenants, as applicable, as follows:

3.1	Representations and Warranties. The representations and warranties of Borrowers contained in the Loan Documents are deemed to have been made again on and as of the Effective Date, except to the extent that such representations and warranties were expressly limited to an earlier date.

3.2	No Defaults. No Event of Default or Default exists on the Effective Date.

3.3

No Claims. Each Borrower represents and warrants that it has no claims, counterclaims, setoffs, actions or causes of actions, damages or liabilities of any kind or nature whatsoever whether at law or in equity, in contract or in tort, existing as of the Effective Date (collectively, “Claims”) against Lender, its direct or indirect parent corporations or any direct or indirect Affiliates of such parent corporations, or any of the foregoing's respective directors, officers, employees, agents, attorneys and legal representatives, or the heirs, administrators, successors or assigns of any of them (collectively, “Lender Parties”) that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As an inducement to Lender to enter into this Amendment, each Borrower on behalf of itself, and all of its respective successors and assigns hereby knowingly and voluntarily releases and discharges all Lender Parties from any and all Claims, whether known or unknown in existence as of the Effective Date, that directly or indirectly arise out of, are based upon or are in any manner connected with any Prior Related Event. As used herein, the term “Prior Related Event” means any transaction, event, circumstance, action, failure to act, occurrence of any sort or type, whether known or unknown, which occurred, existed, was taken, permitted or begun at any time prior to the Effective Date or occurred, existed, was taken, was permitted or begun in accordance with, pursuant to or by virtue of any of the terms of the Loan Documents or any documents executed in connection with the Loan Documents or which was related to or connected in any manner, directly or indirectly to the extension of credit represented by the Loan Documents or the relationship between Borrowers and Lender.

3.4	Authorization. The Person executing this Amendment for each Borrower is a duly elected officer or member of each Borrower or its sole member and is duly authorized by the board of directors or other governing authority of such Borrower to execute and deliver this Amendment on behalf of it. Each Borrower has the full right, power and authority to enter into this Amendment and the related documents and to perform its respective obligations hereunder.

3.5	No Misrepresentations. No information or material submitted to Lender in connection with this Amendment contains any material misstatement or misrepresentation nor omits to state any material fact or circumstance.

3.6	No Conflicts. The execution and delivery of this Amendment and the related documents, and the performance by each Borrower of its respective obligations do not and will not conflict with any provision of law or the Organizational Documents of Borrowers or of any agreement binding upon Borrowers.

3.7	Enforceability. This Amendment and each of the related documents is a valid and binding obligation of Borrowers, enforceable against Borrowers in accordance with its terms.

3.8	Ratification. Except as expressly modified herein, the Loan Documents, as amended, are and remain in full force and effect. The Loan Documents are hereby ratified and confirmed as the continuing obligation of Borrowers. Each Borrower hereby reaffirms and re-grants to Lender a security interest in and lien upon all of the Collateral.

3.9	Intercreditor Agreement. The Intercreditor Agreement is and remains in full force and effect. No notice to or consent of any party to the Intercreditor Agreement is required in connection with this Amendment.

3.10	Fees and Expenses. Borrowers will pay to Lender all reasonable attorneys’ fees and expenses of Lender incurred in connection with this Amendment, and all related documentation. Such fees and expenses may be charged by Lender to Borrowers as a Revolving Advance or to any account of a Borrower with Lender.

4.	Conditions Precedent. The closing and effectiveness of this Amendment is subject to the following conditions precedent:

4.1	Amendment. Lender shall have received this Amendment and related Ratification executed by Borrowers and Guarantors, respectively.

4.2	Incumbency Certificates. Lender shall have received a certificate of an officer of each Borrower certifying to the incumbency of the Person executing this Amendment on behalf of each such Borrower.

4.3	Representations and Warranties. The representations and warranties of Borrowers herein will be true.

4.4	Other. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with this Amendment all the related documentation shall be satisfactory in form and substance to Lender and its counsel.

5.	General.

5.1	This Amendment is an “Other Document” as defined in the Credit Agreement.

5.2	Nothing contained herein will be construed as waiving any Default or Event of Default under the Loan Documents or will affect or impair any right, power or remedy of Lender under or with respect to the Loan Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Advances.

5.3	All representations and warranties made by Borrowers herein will survive the execution and delivery of this Amendment.

5.4	This Amendment will be binding upon and inure to the benefit of Borrowers and Lender and their respective successors and assigns.

5.5	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

5.6	A copy of this Amendment may be attached to the Revolving Credit Note as an allonge.

5.7	This Amendment and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

5.8	Each Borrower agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Amendment.

5.9	This Amendment may be executed in a number of identical counterparts. If so, each such counterpart shall collectively constitute one agreement. Any signature delivered by a party by facsimile transmission or other electronic means shall be deemed to be an original signature hereto.

5.10	No provision of this Amendment is intended or shall be construed to be for the benefit of any third party.

5.11	THE PARTIES EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT.

5.12	EACH BORROWER WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH BORROWER MAY HAVE TO CLAIM OR RECOVER FROM LENDER IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

Signature Pages Follow

Signature Page to Amendment No. 1 to Loan Documents (QG)

Quality Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Executive Officer

MTM, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Vice President

Gold Limited Liability Company

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

LogoArt LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

Signature Page to Amendment No. 1 to Loan Documents (QG)

PNC Bank, National Association

By:	/s/ J. Kevin Brown
J. Kevin Brown
Senior Vice President

Ratification of Guaranty

Each of the undersigned guarantors (jointly and severally if more than one, the “Guarantor”) consents to the provisions of the foregoing Amendment No. 1 to Loan Documents (the “Amendment”) and all prior amendments (if any) and confirms and agrees that: (a) the Guarantor’s obligations under its Guaranty in favor of PNC Bank, National Association dated as of December 20, 2018 (collectively if more than one, the “Guaranty”) shall be unimpaired by the Amendment; (b) the Guarantor has no claims, defenses, set offs, counterclaims, discounts or charges of any kind against Lender, its officers, directors, employees, agents or attorneys with respect to the Guaranty and all claims, defenses, set offs, counterclaims, discounts or charges, if any, are hereby released; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty are true and correct. Capitalized terms used herein and not defined have the meanings set forth in the Amendment. The Guarantor hereby confirms that all Collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable) to Lender, shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor’s existing and future Obligations to Lender, as modified by the Amendment.

Gold/Gold/Gold, Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
Chief Financial Officer

QGM, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
Manager

QG Refining, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
President/Treasurer

J&M Group Holdings Inc.

By:	/s/ Michael Langhammer
Michael Langhammer
President/Secretary

J&M Group Holdings Italy, LLC

By:	/s/ Michael Langhammer
Michael Langhammer
President/Treasurer